Investment Portfolioas of March 31, 2026 (Unaudited)
DWS RREEF Real Estate Securities Fund
	Shares	Value ($)

Common Stocks 99.0%
Real Estate 99.0%
Diversified REITs 1.3%
Essential Properties Realty Trust, Inc.	393,116	11,935,002
Health Care REITs 18.7%
American Healthcare REIT, Inc.	144,643	6,821,364
CareTrust REIT, Inc.	477,017	17,482,673
Healthpeak Properties, Inc.	361,013	5,931,444
Janus Living, Inc. "A" *	380,133	8,959,735
Omega Healthcare Investors, Inc.	80,321	3,519,666
Ventas, Inc.	460,748	37,679,971
Welltower, Inc.	489,581	96,795,059
		177,189,912
Hotel & Resort REITs 2.3%
Host Hotels & Resorts, Inc.	1,137,089	21,786,625
Industrial REITs 11.7%
EastGroup Properties, Inc.	58,784	10,880,331
First Industrial Realty Trust, Inc.	270,402	15,642,756
Prologis, Inc.	635,018	83,936,679
		110,459,766
Office REITs 2.2%
COPT Defense Properties	306,029	9,364,488
Cousins Properties, Inc.	229,693	5,184,171
SL Green Realty Corp.	163,710	6,047,447
		20,596,106
Residential REITs 10.2%
American Homes 4 Rent "A"	273,451	7,634,752
Camden Property Trust	196,079	19,149,075
Equity Residential	510,300	30,184,245
Mid-America Apartment Communities, Inc.	135,348	16,528,698
Sun Communities, Inc.	178,500	22,483,860
		95,980,630
Retail REITs 17.7%
Agree Realty Corp. (a)	226,574	17,079,148
Brixmor Property Group, Inc.	801,653	23,087,606
Curbline Properties Corp.	177,855	4,586,881
Realty Income Corp.	849,610	51,979,140
Regency Centers Corp.	358,714	27,140,301
Simon Property Group, Inc.	233,080	43,476,412
		167,349,488
Specialized REITs 34.9%
American Tower Corp.	373,211	64,408,754
Crown Castle, Inc.	303,360	24,666,202
Digital Realty Trust, Inc.	191,714	34,548,780
Equinix, Inc.	83,676	82,022,562
Extra Space Storage, Inc.	221,389	29,030,740

Gaming and Leisure Properties, Inc.	483,388	21,447,926
Iron Mountain, Inc.	361,269	36,900,016
National Storage Affiliates Trust	469,327	17,712,401
Public Storage	33,182	8,988,340
Weyerhaeuser Co.	437,108	10,678,548
		330,404,269
Total Common Stocks (Cost $725,087,678)		935,701,798

Securities Lending Collateral 1.8%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.55% (b) (c) (Cost $17,327,250)	17,327,250	17,327,250

Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 3.66% (b) (Cost $4,130,551)	4,130,551	4,130,551

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $746,545,479)	101.3	957,159,599
Other Assets and Liabilities, Net	(1.3)	(11,861,755)
Net Assets	100.0	945,297,844
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended March 31, 2026 are as follows:
Value ($) at 12/31/2025	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 3/31/2026	Value ($) at 3/31/2026
Securities Lending Collateral 1.8%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.55% (b) (c)
—	17,327,250 (d)	—	—	—	—	—	17,327,250	17,327,250
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 3.66% (b)
6,307,278	34,886,255	37,062,982	—	—	32,628	—	4,130,551	4,130,551
6,307,278	52,213,505	37,062,982	—	—	32,628	—	21,457,801	21,457,801

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at March 31, 2026 amounted to $17,073,570, which is 1.8% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended March 31, 2026.

REIT: Real Estate Investment Trust

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2026 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$935,701,798	$—	$—	$935,701,798
Short-Term Investments (a)	21,457,801	—	—	21,457,801
Total	$957,159,599	$—	$—	$957,159,599

(a)	See Investment Portfolio for additional detailed categorizations.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
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